Quarterly Holdings Report
for
Fidelity® Real Estate Equity Central Fund
June 30, 2026
REE-NPRT3-0826
1.9862252.111
Common Stocks - 99.0%
	Shares	Value ($)
UNITED STATES - 99.0%
Real Estate - 99.0%
Health Care REITs - 17.9%
CareTrust REIT Inc	312,700	12,617,445
Ventas Inc	979,194	86,952,427
Welltower Inc	380,766	86,422,459
		185,992,331
Hotel & Resort REITs - 2.7%
Ryman Hospitality Properties Inc	214,300	27,548,265
Industrial REITs - 15.0%
Americold Realty Trust Inc (b)	928,900	14,602,308
EastGroup Properties Inc (b)	68,100	13,792,293
Prologis Inc	766,737	103,869,862
Terreno Realty Corp	358,616	23,227,558
		155,492,021
Real Estate Management & Development - 1.8%
Compass Inc Class A (a)	730,652	9,008,939
Jones Lang LaSalle Inc (a)	34,400	10,662,280
		19,671,219
Residential REITs - 13.5%
AvalonBay Communities Inc	253,600	47,851,784
Camden Property Trust (b)	353,500	40,472,215
Invitation Homes Inc	976,040	29,486,168
Sun Communities Inc	185,300	22,219,323
		140,029,490
Retail REITs - 16.2%
Acadia Realty Trust (b)	627,076	13,112,159
Curbline Properties Corp (b)	355,200	10,798,080
Federal Realty Investment Trust	161,500	19,935,560
Macerich Co/The	1,411,200	35,548,128
NNN REIT Inc	462,700	21,529,431
Tanger Inc	1,034,700	40,839,609
Urban Edge Properties	1,154,200	26,408,096
		168,171,063
Specialized REITs - 31.9%
American Tower Corp	44,400	7,262,508
CubeSmart	605,619	24,085,468
Equinix Inc	110,438	115,119,467
Extra Space Storage Inc	351,900	51,131,070
Four Corners Property Trust Inc (b)	1,089,400	26,744,770
Iron Mountain Inc	478,900	60,489,859
Lamar Advertising Co Class A	90,000	14,038,200
VICI Properties Inc	1,193,900	31,698,045
		330,569,387
TOTAL UNITED STATES		1,027,473,776
TOTAL COMMON STOCKS (Cost $744,664,346)		1,027,473,776

Money Market Funds - 11.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	3.69	6,280,537	6,281,793
Fidelity Securities Lending Cash Central Fund (c)(d)	3.69	112,595,490	112,606,750
TOTAL MONEY MARKET FUNDS (Cost $118,888,543)			118,888,543

TOTAL INVESTMENT IN SECURITIES - 110.5% (Cost $863,552,889)	1,146,362,319
NET OTHER ASSETS (LIABILITIES) - (10.5)%	(108,489,683)
NET ASSETS - 100.0%	1,037,872,636

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	5,801,309	83,344,875	82,862,651	214,473	(1,740)	-	6,281,793	6,280,537	0.0%
Fidelity Securities Lending Cash Central Fund	4,620,700	156,730,331	48,744,280	5,782	(1)	-	112,606,750	112,595,490	0.2%
Total	10,422,009	240,075,206	131,606,931	220,255	(1,741)	-	118,888,543

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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